     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 17, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      CHARLES RIVER ASSOCIATES INCORPORATED
             (Exact name of registrant as specified in its charter)

             MASSACHUSETTS                               04-2372210
(State of incorporation or organization)    (I.R.S. employer identification no.)

          200 CLARENDON STREET
          BOSTON, MASSACHUSETTS                            02116
(Address of principal executive offices)                 (Zip code)

If this form relates to the registration of a     If this form relates to the registration of a
class of securities pursuant to Section           class of securities pursuant to Section
12(b) of the Exchange Act and is                  12(g) of the Exchange Act and is
effective pursuant to General Instruction         effective pursuant to General Instruction
A.(c), check the following box.  / /              A.(d), check the following box.  /X/

Securities Act registration statement file number to which this form relates:     333-46941
                                                                                (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                                Name of each exchange on
to be so registered                         which each class is to be registered
      NONE                                                  NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, WITHOUT PAR VALUE
                                (Title of class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by Item 202 of Regulation S-K is provided under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, Registration No. 333-46941, as initially filed with the Securities and Exchange Commission on February 26, 1998, as amended on April 3, 1998, and as the same may be subsequently amended (the "Registration Statement on Form S-1"). Such part of the Registration Statement on Form S-1 is hereby incorporated by reference and made a part hereof.

ITEM 2. EXHIBITS.

         The following Exhibits filed by the Registrant as part of its Registration Statement on Form S-1 are hereby incorporated by reference and made a part hereof:

         1. Amended and Restated Articles of Organization of the Registrant (filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, File No. 333-46941, and incorporated herein by reference).

         2.       Amended and Restated By-Laws of the Registrant (filed as
                  Exhibit 3.4 to the Registrant's Registration Statement on Form S-1, File No. 333-46941, and incorporated herein by reference).

         3. Specimen stock certificate for the Common Stock of the Registrant (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, File No. 333-46941, and incorporated herein by reference).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                         CHARLES RIVER ASSOCIATES INCORPORATED

Date: April 17, 1998     By:  /s/  Laurel E. Morrison
                              ----------------------------------------
                              Laurel E. Morrison, Chief Financial Officer, Vice
                              President, Finance and Administration, and
                              Treasurer


                                        3